EXHIBIT (10)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Supplement to the Statement of Additional Information and to the use, in this Initial Registration Statement for Separate Account VA AA (File No. 811- 22113) on Form N-4, of our reports: (1) dated April 28, 2014, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio; (2) dated April 25, 2014, with respect to the statutory-basis financial statements and schedules of Monumental Life Insurance Company (which changed its name to Transamerica Premier Life Insurance Company on July 31, 2014); and (3) dated April 28, 2014, with respect to the financial statements of the subaccounts of Separate Account VA AA, which are available for investment by owners of the WRL Freedom Advisor policies.

/s/ Ernst & Young LLP

Des Moines, IA

October 1, 2014